Leases - Maturities of Operating Lease Liabilities (Detail) - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024
Maturities of Operating Lease Liabilities
Total lease liability	$ 462,876	$ 425,693
Operating Lease Liabilities [Member]
Maturities of Operating Lease Liabilities
2026	135,252
2027	111,071
2028	91,389
2029	70,714
2030	47,615
Thereafter	79,022
Total lease payments	535,063
Less imputed interest	72,187
Total lease liability	$ 462,876